SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Check the appropriate box:

☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12
S1 Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(1)	Amount Previously Paid:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1 -- ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
STOCK OWNED BY MANAGEMENT AND DIRECTORS
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in 2004 and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE OF OUR COMMON STOCK
Comparison of Cumulative Total Return Among S1, Interactive Week Internet Index and Nasdaq Composite Index from December 31, 2000 to December 31, 2004
TRANSACTIONS WITH MANAGEMENT
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
S1’S INDEPENDENT AUDITORS
PROPOSAL 2 -- APPROVAL OF THE AMENDMENT TO THE S1 CORPORATION 2003 STOCK INCENTIVE PLAN
DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR INCLUSION IN PROXY STATEMENT
OTHER MATTERS
APPENDIX A

S1 CORPORATION
3500 Lenox Road, NE, Suite 200
Atlanta, Georgia 30326
April 12, 2005
Dear Stockholder:
      You are cordially invited to attend the annual meeting of stockholders of S1 Corporation to be held on Thursday, May 12, 2005, at 8:00 a.m., local time, at 3500 Lenox Road, NE, Sixth Floor, Atlanta, Georgia 30326.
      At the annual meeting, our stockholders will be asked to elect two directors to each serve for a three-year term and to approve an amendment to the 2003 Stock Incentive Plan.
      Our board of directors unanimously recommends that you vote FOR election of the board’s nominees and to approve the proposed amendment to the 2003 Stock Incentive Plan. We encourage you to read the accompanying proxy statement, which provides information about our company and the matters to be voted upon at the annual meeting.
      It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the annual meeting, please vote your shares of common stock via a toll-free telephone number or the Internet or by completing, dating, signing and returning the enclosed proxy card in the enclosed postage paid envelope. If you prefer, you are welcome to attend the meeting and vote in person.

Sincerely,

JAMES S. MAHAN, III
Chairman of the Board

S1 CORPORATION
3500 Lenox Road NE, Suite 200
Atlanta, Georgia 30326
(404) 923-3500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 12, 2005

Dear Stockholder:
      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of S1 Corporation will be held on Thursday, May 12, 2005, at 8:00 a.m., local time, at 3500 Lenox Road NE, Sixth Floor, Atlanta, Georgia 30326, for the following purposes:

1. Election of Directors. To elect two directors to each serve for a three-year term expiring in 2008 (Proposal 1);

2. Approval of the Amendment to the 2003 Stock Incentive Plan. To consider and take action upon the amendment of the 2003 Stock Incentive Plan (Proposal 2); and

3. Other Business. To transact any other business that properly comes before the annual meeting or any adjournments of the meeting.
      If you held shares of our common stock at the close of business on April 4, 2005, you are entitled to notice of and to vote at the annual meeting or any adjournments of the meeting.

By order of the Board of Directors

JAMES S. MAHAN, III
Chairman of the Board
Atlanta, Georgia
April 12, 2005
IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD, BY USING THE INTERNET OR BY MAIL.

S1 CORPORATION
3500 Lenox Road NE, Suite 200
Atlanta, Georgia 30326
(404) 923-3500

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 12, 2005

Solicitation, Voting and Revocability of Proxies
      This proxy statement is being sent to holders of the common stock of S1 Corporation, a Delaware corporation, as part of the solicitation of proxies by our board of directors for use at our annual meeting of stockholders to be held on Thursday, May 12, 2005, at 8:00 a.m., local time, at 3500 Lenox Road NE, Sixth Floor, Atlanta, Georgia 30326, and at any adjournments of the meeting. In this proxy statement, we sometimes refer to our company as S1, the name by which we are commonly known. This proxy statement, together with the enclosed proxy card, is first being mailed to stockholders on or about April 12, 2005.
      The annual meeting has been called to elect two directors to each serve for a three-year term, approve the amendment to the 2003 Stock Incentive Plan and to transact any other business that properly comes before the annual meeting or any adjournments of the meeting.
      If you vote by the proxy we are soliciting, your shares will be voted in accordance with the instructions listed on the proxy card. Executed but unmarked proxies will be voted FOR the election of the board’s director nominees and FOR the approval of the amendment to the 2003 Stock Incentive Plan. Except for Proposal 1 and Proposal 2 set forth in this Proxy Statement, our board of directors does not know of any other matters that are to come before the annual meeting other than procedural matters related to the conduct of the annual meeting. If any other matters properly come before the annual meeting, the persons named in the proxy card will vote the shares represented by your proxy on those other matters as determined by our board of directors.
      Your presence at the annual meeting will not automatically revoke your proxy. You may, however, revoke a proxy at any time before it is voted by delivering either a written notice of revocation for a proxy card that you previously submitted or a properly executed proxy card bearing a later date to Matthew Hale, Chief Financial Officer, S1 Corporation, 3500 Lenox Road, Suite 200, Atlanta, Georgia 30326, by re-voting by telephone or on the Internet, or by attending the annual meeting and voting in person.
      We will pay the cost of soliciting proxies for the annual meeting. In addition to using the mail, our directors, officers and employees may solicit proxies personally, by telephone or by fax. We will not pay additional compensation to our directors, officers or employees for these activities. We also will request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners of those shares and will reimburse these holders for the reasonable expenses they incur for these efforts.
      The board of directors has appointed an inspector of election to tabulate stockholder votes at the annual meeting. Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the annual meeting.

Who Can Vote
      The board of directors has fixed the close of business on April 4, 2005 as the record date for the determination of our stockholders who are entitled to notice of and to vote at the annual meeting (the “Record Date”). Each share of common stock that you owned as of the Record Date entitles you to one vote on all matters that properly come before the annual meeting. There is no cumulative voting of shares. Only shares of our common stock held of record as of the close of business on the Record Date can be voted at the annual meeting. On April 4, 2005, there were 604 holders of record of the 70,393,052 shares of common stock which were then outstanding and eligible to be voted at the annual meeting.
Voting by Proxy Holders
      If your voting stock is held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from that person or entity that you must follow in order to have your shares of common stock voted. If you hold your voting stock in your own name and not through your broker or another nominee, you may vote your shares of stock at the annual meeting, or by proxy in one of three ways:

•	By using the toll-free telephone number listed on the proxy card;

•	By using the Internet website listed on the proxy card; or

•	By signing, dating and mailing the proxy card in the enclosed postage-paid envelope.
      Whichever of these methods you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by the board of directors.
      Vote by Telephone. If you hold your voting stock in your own name and not through your broker or another nominee, you can vote your shares of stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 3:00 p.m. (E.D.T.) on May 11, 2005. Easy-to-follow voice prompts allow you to vote your shares of stock and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders by using individual control numbers. If you vote by telephone, you do not need to return your proxy card.
      Vote by Internet. If you hold your voting stock in your own name and not through your broker or another nominee, you can choose to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 3:00 p.m. (E.D.T.) on May 11, 2005. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers. If you vote via the Internet, you do not need to return your proxy card.
      Vote by Mail. You can vote by mail by completing, dating, signing and returning the enclosed proxy card in the enclosed postage-paid envelope.
      The holders of 23,464,351 shares or one-third of the total number of shares of common stock that were issued and outstanding on April 4, 2005 will constitute a quorum at the annual meeting. If there is a quorum, a plurality of the votes cast is required to elect our director nominees. The proposed amendment to the 2003 Stock Incentive Plan must be approved by a majority of the total votes cast on the proposal.
      The consolidated financial statements for S1 Corporation are attached as Appendix B to this Proxy Statement and are included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission. We are required to file an Annual Report on Form 10-K for our 2004 fiscal year with the Securities and Exchange Commission. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Matthew Hale, Chief Financial Officer, S1 Corporation, 3500 Lenox Road, NE, Suite 200, Atlanta, Georgia 30326 or by visiting our corporate website at www.s1.com.

PROPOSAL 1 — ELECTION OF DIRECTORS
      At the annual meeting, two directors will be elected to each serve for a three-year term. On April 5, 2005, Mr. David C. Hodgson informed the board of directors that he will not stand for re-election at the 2005 annual meeting. There have been no disagreements between Mr. Hodgson and the Company. The term of Mr. Gregory J. Owens expires at the 2005 annual meeting. Messrs. Ram Gupta and Owens have been nominated to stand for election for the class of directors with a term expiring at the 2008 annual meeting. Unless otherwise specified on a proxy card, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy FOR the election as directors of the persons named below as nominees. The board of directors believes that the nominees will stand for election and will serve if elected as directors. If, however, a nominee fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the board of directors may recommend. If there is a quorum at the annual meeting, the director nominees will be elected by a plurality of the votes cast and entitled to vote at the meeting. There are no cumulative voting rights for the election of directors.
      Our amended and restated certificate of incorporation provides for the board of directors to be divided into three classes. The terms of office of only one class of directors expires in each year, and directors are elected for terms of three years and until their successors are elected and qualified. Our amended and restated bylaws provide that there are to be between four and fifteen directors, with the number of directors determined by resolution of the board of directors. Pursuant to a resolution of the board, the number of directors on our board currently is seven.
      Although Mr. Runnion’s term continues through the annual meeting in 2006, it is unlikely that he will be able to fulfill his duties as a director due to personal reasons. Mr. Runnion has not been able to participate in Board meetings in 2005, and it is our understanding that this situation is not expected to change before the expiration of his term. As of March 1, 2005, Mr. Runnion was removed from the audit compensation and nominating committees. The Board is exploring the need for additional directors.
Information as to the Nominees, Other Directors and Executive Officers
      The following table presents information about our director nominees, continuing directors and executive officers, including their ages as of December 31, 2004, the periods during which they have served as a director of S1 and its predecessor public company, Security First Network Bank, and positions currently held with S1.

	Age at
	December 31,	Director	Expiration of
Name	2004	Since	Term	Position Held with S1

Director Nominees:
Ram Gupta	42	—	—	Director Nominee
Gregory J. Owens	44	2003	2005	Director
Continuing Directors and Executive Officers:
James S. Mahan	53	1995	2007	Chairman of the Board and Director
Jaime W. Ellertson	47	2001	2007	Chief Executive Officer and Director
M. Douglas Ivester	57	2001	2007	Director
Howard J. Runnion, Jr.	74	1995	2006	Director
John W. Speigel	63	2004	2006	Director
Matthew Hale	51	—	—	Senior Vice President and Chief Financial Officer

      Provided below is a brief description of the principal occupation for the past five years of each of our director nominees, continuing directors and executive officers.
      Ram Gupta was nominated for election to serve on our Board of Directors in April 2005. From August 2000 through October 2004, Mr. Gupta served as executive vice president, products and technology for PeopleSoft, Inc. a provider of enterprise application software. From December 1997 until July 2000, Mr. Gupta was senior vice president and general manager for Healtheon y  WebMD Corp, a provider of services that link physicians, consumers, providers and health plans online. Before that, from December 1994 until November 1997, Mr. Gupta served as director of the multimedia networking group at Silicon Graphics, Inc., a provider of high-performance computing, visualization and storage equipment.
      Gregory J. Owens has served as a director since 2003. Mr. Owens has served as the Chairman of the Board of Manugistics Group, Inc. since 2004. From 1999 to 2004, he served as Chief Executive Officer and President of Manugistics Group, Inc. a supply chain management company. Manugistics Group has employed Mr. Owens since April 1999. From June 1990 to April 1999, Mr. Owens was employed by Accenture, LLP, a management consulting firm, in various roles including global managing partner. Mr. Owens also serves as a director of Manugistics Group, Inc. and Serena Software, Inc.
      Jaime W. Ellertson has served as Chief Executive Officer since November 2000 and as a director since January 2001. Prior to joining S1, Mr. Ellertson served as Executive Vice President and General Manager of worldwide strategic operations for BroadVision, Inc., a provider of self-service applications, from April 2000 until November 2000. From January 1997 until April 2000, Mr. Ellertson held the executive positions of Chairman of the Board and Chief Executive Officer of Interleaf, Inc., a provider of software tools for e-content management. Before his service at Interleaf, Mr. Ellertson served as founder and Chief Executive Officer of Purview Technologies, Inc., an Internet software company specializing in network monitoring and management technology from July 1996 until January 1997. Mr. Ellertson is a director of Danka Office Imaging, Inc.
      James S. Mahan, III has served as Chairman of the Board since November 2000 and as a director since 1995. He served as Chief Executive Officer from 1995 until Mr. Ellertson assumed that position in November 2000. He served as President from June 1998 until Mr. Jeffrey Lunsford assumed the position of Acting President in August 2000. He also served as the Chairman of the Board from February 1999 until November 1999. Mr. Mahan was the Chairman of the Board and Chief Executive Officer of Cardinal Bancshares, Inc., as well as some of its subsidiaries, from November 1987 until September 1996. Mr. Mahan is a director of Yodlee, Inc., Midtown Bank & Trust Company, Lydian Trust Company, American Consulting Engineers, Magnolia Credit Corporation and WebSideStory, Inc.
      M. Douglas Ivester has served as a director since 2001. Mr. Ivester was Chairman of the Board and Chief Executive Officer of The Coca-Cola Company from 1997 until 2001. He spent more than 20 years with The Coca-Cola Company and held such positions as Chief Financial Officer, President and Chief Operating Officer where he was responsible for running the company’s global enterprise. Mr. Ivester also serves as a director of SunTrust Banks, Inc. and Georgia-Pacific Corporation.
      Howard J. Runnion, Jr. has served as a director since 1995. Since 1998, Mr. Runnion has been retired. He previously worked as a banker and insurance broker. He was a director of Cardinal Bancshares, Inc. and some of its subsidiaries until September 1996. Mr. Runnion was Vice Chairman of the Board and Chief Financial Officer of Wachovia Corporation from December 1985 to June 1990.
      John W. Speigel has served as a director since 2004. From 1985 until 2004, Mr. Speigel served as Chief Financial Officer at SunTrust Banks, Inc. and was appointed vice chairman of SunTrust in 2000. Prior to that, Mr. Spiegel was also an officer and director of various SunTrust subsidiaries. Mr. Speigel is also a director for the Rock-Tenn Company, Bentley Pharmaceuticals and Colonial Properties.
      Matthew Hale has served as Senior Vice President and Chief Financial Officer since January 2002. From October 2001 to January 2002, Mr. Hale served as Senior Vice President Finance for S1 and from March 2001 to October 2001, he served as Vice President Finance and Global Controller. Prior to joining S1, Mr. Hale served as Chief Financial Officer of Q-Up Systems, Inc. from January 2000 to March 2001, which has now merged into S1, Inc, a wholly owned subsidiary of S1 Corporation. From 1995 to 2000, Mr. Hale held the position of Chief Financial Officer at CCI-Triad, a provider of information systems and services. In addition, Mr. Hale managed financial operations for a publicly held data storage solutions provider and a privately held computer manufacturer. Prior to that Mr. Hale also spent approximately nine years in various senior financial roles at Ernst & Young LLP (formerly Ernst and Whinney).
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ITS DIRECTOR NOMINEES.
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
      In recognition of the principles contained in the Sarbanes-Oxley Act of 2002, and the rules of the Nasdaq Stock Market, we have implemented various revisions to our governance policies and procedures, including our committee structure. We also continue to monitor legal requirements and best practices among comparable companies.
Independence of the Board
      The board of directors has determined that all of the directors, except Messrs. Mahan and Ellertson, are independent as defined by the Nasdaq listing standards.
Board Attendance
      During 2004, our board of directors met seven times. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period that the director served and (2) the total number of meetings held by all committees of the board on which the director served during the period that he served. As noted above, we do not expect Mr. Runnion to attend board meetings in 2005 or otherwise fulfill his duties due to personal reasons.
Committees of the Board of Directors
      Audit Committee. The board of directors has appointed a standing Audit Committee. The chairman of the Audit Committee is Mr. Hodgson and the other members are Messrs. Ivester and Speigel. All members of the Audit Committee are independent as defined by Nasdaq Stock Market rules and applicable securities laws. Mr. Ivester has been designated by the Board of Directors as the Audit Committee’s “financial expert,” as provided in the Sarbanes-Oxley Act of 2002 and the SEC regulations thereunder. The Audit Committee reviews the scope of the independent annual audit, the independent accountants’ letter to management concerning the effectiveness of our internal financial and accounting controls and any response by management to that letter. In addition, the Audit Committee reviews internal audit plans and meets with our internal auditor to discuss financial and accounting controls. The audit committee met ten times in 2004. The committee’s charter is attached as Appendix C at the end of this proxy statement.
      Compensation Committee. The board of directors has appointed a compensation committee that reviews executive compensation on an annual basis. The compensation committee makes recommendations to our board of directors regarding compensation. The compensation committee approves stock option awards to employees. The chairman of the compensation committee is Mr. Ivester and the other members currently are Messrs. Hodgson and Owens. None of the persons who served on this committee in fiscal 2004 have served as an officer or employee of S1 or any of S1’s subsidiaries. The compensation committee met four times during 2004. Upon the expiration of Mr. Hodgson’s, term, another independent board member will be appointed to the compensation committee. In 2005, Mr. Runnion will not serve on the compensation committee.

      Nominating Committee. The independent directors of the Company serve as the nominating committee for selecting nominees for election as directors. We do not have a charter for the nominating committee. The nominating committee did not meet during 2004.
      Our amended and restated bylaws also permit stockholders eligible to vote at the annual meeting to make nominations for directors, but only if their nominations are made by timely notice in writing to the Secretary of S1. To be timely, a stockholder’s notice must have been delivered to, or mailed and received at, our principal executive offices no later than April 12, 2005.
      The board of directors considers, among other things, the following qualifications and skills of director candidates: their business or professional experience; their integrity and judgment; their records of public services; their ability to devote sufficient time to the affairs of the Company; the diversity of backgrounds and experience they will bring to the board: and the needs of the Company from time to time. Additionally, the board believes that all nominees should be individuals of substantial accomplishment with demonstrated leadership capabilities.
Access to Directors
      Stockholders of S1 may communicate with an individual director or the board of directors as a group via U.S. Postal mail directed to: James S. Mahan, Chairman of the Board, c/o Secretary, S1 Corporation, 3500 Lenox Road, Suite 200, Atlanta, GA 30326. Please clearly specify in each communication the applicable addressee or addressees you wish to contact. All such communication will be forwarded to the intended director or Board as a whole.
      Directors are encouraged to attend and participate in the annual meeting of stockholders. Two directors attended the Annual Meeting of Stockholders held on May 14, 2004.
Code of Conduct
      The Board has adopted a code of conduct that applies to all of our employees (including officers) and directors. You can find a link to these materials on our website at www.s1.com.

STOCK OWNED BY MANAGEMENT AND DIRECTORS
      The following table presents information known to us regarding the beneficial ownership of our common stock as of April 4, 2005 by each of our named executive officers and directors and by all of our directors and executive officers as a group. At April 4, 2005, there were 70,393,052 shares of our common stock issued and outstanding. All information as to beneficial ownership has been provided to us by the directors and executive officers, and unless otherwise indicated, each of the directors and executive officers has sole voting and investment power over all of the shares that they beneficially own.

	Number of Shares and Nature of		Percent of Common
Name and Position(s) with S1	Beneficial Ownership(a)		Stock Outstanding

Jaime W. Ellertson	1,805,775	(b)	2.51%
Chief Executive Officer and Director
James S. Mahan, III	2,791,003	(c)	3.86%
Chairman of the Board
Matthew Hale	351,867	(d)	*
Senior Vice President and Chief Financial Officer
David C. Hodgson	2,865,740	(e)	4.07%
Director
M. Douglas Ivester	290,000	(f)	*
Director
Gregory J. Owens	65,000	(g)	*
Director
Howard J. Runnion, Jr.	290,848	(h)	*
Director
John W. Speigel	5,200	(i)	*
Director
Ram Gupta	-0-		0%
Director Nominee
All directors and executive officers as a group (9 persons)	8,465,433		11.35%

*	Less than one percent

(a)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if that person has or shares voting power or investment power over the security, or has the right to acquire beneficial ownership at any time within 60 days from April 4, 2005. For this table, voting power includes the power to vote or direct the voting of shares and investment power includes the power to dispose or direct the disposition of shares.

(b)	The share ownership of Mr. Ellertson includes 158,525 shares of common stock held directly by Mr. Ellertson and 1,647,250 of common stock issuable upon the exercise of options exercisable within 60 days of April 4, 2005.

(c)	The share ownership of Mr. Mahan includes 1,907,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 4, 2005, 729,864 shares that are held directly by Mr. Mahan, 18,091 shares held in S1’s 401(k) plan and 135,548 shares held by his wife.

(d)	The share ownership of Mr. Hale includes 336,010 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 4, 2005, 12,310 shares that are held directly by Mr. Hale and 3,547 shares held in S1’s 401(k) plan.

(e)	The share ownership for Mr. Hodgson includes 70,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 4, 2005, 2,401,353 shares held by General Atlantic Partners 20, L.P. (“GAP 20”), 53,052 shares held by General Atlantic Partners 52, L.P. (“GAP 52”) and 341,335 shares held by GAP Coinvestment Partners, L.P. (“GAPCO”). Mr. Hodgson is a managing member of GAP LLC and a general partner of GAPCO. GAP LLC is the general partner of GAP 20 and GAP 52. The managing members of GAP LLC are also the general partners of GAPCO. Mr. Hodgson disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. On April 5, 2005, Mr. Hodgson informed the Company that he will not stand for re-election to the board of directors at the expiration of his term.

(f)	The share ownership of Mr. Ivester includes 90,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 4, 2005 and 200,000 shares owned directly by Mr. Ivester.

(g)	The share ownership of Mr. Owens includes 65,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 4, 2005.

(h)	The share ownership of Mr. Runnion includes 70,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 4, 2005 and 220,848 shares owned directly by Mr. Runnion.

(i)	The share ownership of Mr. Speigel includes 5,000 shares owned directly by Mr. Speigel and 200 shares owned by his wife.

PRINCIPAL STOCKHOLDERS
      The following table presents information known to us regarding the beneficial ownership of our common stock as of April 4, 2005 by each person believed by management to be the beneficial owner of more than 5% of the outstanding common stock.

	Number of Common
	Shares and Nature of		Percent of Common
Name and Address of Beneficial Owner	Beneficial Ownership(a)		Stock Outstanding

State Farm Mutual Automobile Insurance Company and related entities	4,015,577	(b)	5.70%
1 State Farm Plaza
Bloomington, IL 61710
Wellington Management Company, LLP	7,226,400	(c)	10.27%
75 State Street
Boston, MA 02109
S-Squared Technology Corp.	3,820,628	(d)	5.43%
515 Madison Avenue
New York, NY 10022

(a)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if that person has or shares voting power or investment power over the security, or has the right to acquire beneficial ownership at any time within 60 days from April 4, 2005. For this table, voting power includes the power to vote or direct the voting of shares and investment power includes the power to dispose or direct the disposition of shares.

(b)	State Farm Mutual Automobile Insurance Company and related entities filed a Schedule 13G dated January 21, 2005 with the Securities and Exchange Commission reporting sole voting and dispositive power over 3,998,390 shares and shared voting and dispositive power over 17,187 shares. Shares beneficially owned by State Farm and its affiliates include 749,064 shares of series B preferred stock convertible into 1,070,090 shares of common stock.

(c)	Wellington Management Company, LLP filed a Schedule 13G/A dated April 8, 2005 with the Securities and Exchange Commission reporting shared voting power over 4,567,200 shares and shared dispositive power over 7,130,800 shares.

(d)	S-Squared Technology Corp. filed a Schedule 13G dated February 14, 2005 with the Securities and Exchange Commission reporting sole voting and dispositive power over 3,820,628 shares.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive and Director Compensation
      The following table shows the cash compensation paid by S1 for the last three fiscal years, as well as compensation paid or accrued for those years, to our current Chief Executive Officer and the next two highest compensated executive officers serving at December 31, 2004, whose total annual salary and bonus for the fiscal year ended December 31, 2004 exceeded $100,000. We refer to these three officers as our named executive officers, and they are the only executive officers of S1. No stock appreciation rights have been granted by S1 or its predecessor, Security First Network Bank.
Summary Compensation Table

					Long Term
		Annual Compensation			Compensation

					Securities	All Other
				Other Annual	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Options (#)	($)(a)

Jaime W. Ellertson(b)	2004	570,000	355,460	60,000	239,000	8,629
Chief Executive Officer	2003	592,500	248,400	—	350,000	7,142
and Director	2002	600,000	97,200	—	800,000	6,879
James S. Mahan, III(c)	2004	450,000	—	36,730	100,000	6,159
Chairman of the Board	2003	450,000	—	86,411	30,000	7,734
	2002	450,000	—	—	300,000	12,835
Matthew Hale	2004	268,125	165,000	—	89,000	8,204
Senior Vice President and	2003	273,281	103,500	—	150,000	9,901
Chief Financial Officer	2002	225,000	50,500	—	120,000	11,901

(a)	All other compensation includes matching contributions to S1’s 401(k) plan and life and health insurance premiums. 401(k) contributions for 2003 and 2002 were $2,625 and $6,680 for Mr. Mahan, and were $4,927 and $6,937 for Mr. Hale. Mr. Ellerston did not participate in the 401(k) plan. In 2004, there were no matching contributions made to the 401(k) plan. The insurance premiums for 2004, 2003 and 2002 were $8,629, $7,142 and $6,879 for Mr. Ellertson; $6,159, $5,109 and $6,155 for Mr. Mahan; and $8,204, $4,975 and $4,964 for Mr. Hale.

(b)	In accordance with Mr. Ellertson’s employment agreement, described below, S1 paid an initiation fee of $60,000 for a country club membership on Mr. Ellertson’s behalf.

(c)	In lieu of an annual bonus, S1 reimburses Mr. Mahan for the management fees paid in connection with the fractional interest of an airplane that he uses for personal use. This amounted to $36,730 and $86,411 in 2004 and 2003, respectively.
      In 2004, directors, who are not employed by us, earned an annual fee of $20,000 and an attendance fee of $1,000 per meeting and received reimbursements for travel and other expenses incurred in connection with attending meetings of our board of directors. Committee chairpersons received $1,000 per committee meeting and committee members earned $500 per committee meeting. Additionally, directors are eligible to receive stock option grants under our 2003 Stock Incentive Plan. In 2004, Mr. Speigel was awarded options to purchase 25,000 shares of S1 common stock in connection with his appointment as director in September 2004. Messrs. Hodgson, Ivester, Owens and Runnion were each awarded options to purchase 10,000 shares of S1 common stock in April 2004.
      We anticipate that Board and Committee fees will remain the same in 2005.

Option Grants
      The following table contains information concerning the grant of stock options to the named executive officers during fiscal year 2004.
Option Grants in Last Fiscal Year

	Individual Grants

	Number of	% of Total			Potential Realizable Value at
	Securities	Options	Weighted		Assumed Annual Rates of
	Underlying	Granted to	Average		Stock Price Appreciation for
	Options	Employees in	Exercise or		Option Term
	Granted (#)	Fiscal Year	Base Price	Expiration
Name	(a)	(%)	($/Share)	Date	5%	10%

Jaime W. Ellertson	239,000	9.5%	$8.07	4/19/2014	$1,259,685	$3,148,287
James S. Mahan, III	100,000	4.0%	$8.07	4/19/2014	$527,065	$1,317,275
Matthew Hale	89,000	3.5%	$8.07	4/19/2014	$469,088	$1,172,375

(a)	Options granted to named officers in 2004 vest annually in four equal installments beginning April 19, 2005.
2004 Option Exercises and Values
      The following table provides information on exercises of stock options during fiscal year 2003 by the named executive officers and the value of unexercised options at the end of the year.
Aggregated Option Exercises in 2004 and Fiscal Year-End Option Values

			Number of Securities	Value of Unexercised
			Underlying Unexercised	in the Money
	Shares Acquired	Value	Options at FY-End (#)	Options at FY-End ($)(b)
	on Exercise	Realized
Name	(#)	($)(a)	Exercisable/Unexercisable	Exercisable/Unexercisable

Jaime W. Ellertson	—	—	1,537,500/ 551,500	$3,844,200/$1,702,720
James S. Mahan, III	—	—	1,307,500/ 772,500	$536,100/$ 221,300
Matthew Hale	—	—	250,760/ 300,750	$638,130/$ 847,930

(a)	Based on the market value of our common stock at date of exercise, less the exercise price.

(b)	Based on the closing price per share of our common stock on December 31, 2004 of $9.05 on the Nasdaq National Market, less the exercise price, of all unexercised stock options having an adjusted exercise price less than that market value.
Employment Agreements
      We entered into employment agreements with three of our executive officers listed below (collectively referred to as “the executives”). Many unvested stock options held by the executives vest upon a change in control, as defined. This table summarizes the compensation to be paid pursuant to the terms of these agreements.

Executive	Date of Agreement	2005 Base Salary	2005 Target Bonus

Jaime W. Ellertson(1)	11/24/2000	$570,000	$360,000
James S. Mahan	4/30/2001	$450,000	$210,000
Matthew Hale	10/5/2001	$268,125	$150,000

(1)	Mr. Ellertson’s employment agreement was amended April 27, 2001.
      Each executive’s base salary must be reviewed no less frequently than annually and may be increased at the discretion of S1. Executives will receive annual bonuses, payable no later than the end of the first fiscal quarter following the end of each fiscal year of S1 based on the attainment of specific S1 performance targets as may be agreed upon by each of them and S1. The annual bonuses will be designed so that upon meeting specified minimum thresholds the executives will be entitled to receive reduced bonus amounts if the agreed-upon targets are partially attained. Executives will be eligible to participate in any retirement, deferred compensation, fringe benefit or welfare benefit plan of S1, including any plan providing for employee stock purchases, pension or retirement income, retirement savings, employee stock ownership, deferred compensation or medical, prescription, dental, disability, employee life, group life, accidental death or travel accident insurance benefits that S1 may adopt for the benefit of executive employees. S1 agreed to pay or reimburse Mr. Ellertson and Mr. Hale for relocation expenses (including temporary living expenses for up to five months) that they paid or incurred in moving to Atlanta, plus a “tax gross-up” amount with respect to taxes imposed on such payment or reimbursement, including taxes imposed on the gross-up amount. S1 has agreed to pay or reimburse Messrs. Ellertson and Mahan for dues, including initiation fees, incurred by each them for country club memberships. The employment agreements with the executives provide for an initial term of three years, with successive renewals for one additional year on the first and each subsequent anniversary of the effective date, unless either the executive or S1 gives notice to the other that such party is terminating the term of employment.
      S1 may terminate each executive’s employment at any time during the term of his employment agreement. If S1 terminates the executive other than for “cause” (as defined) or because of his disability or death, the terminated executive would be entitled to (a) his base salary due through the termination date, plus a pro rata portion of the annual bonus that would have been payable for the year in which the termination occurs (based on actual results to date and budgeted results for the remainder of the period), (b) continued salary and benefits for 24 months, in the case of Messrs. Ellertson and Mahan, or 12 months, in the case of Mr. Hale, after such termination and (c) in the case of Messrs. Ellertson and Mahan, an annual bonus during such 24- or 12-month period equal to the average annual bonus paid to him during the preceding 36 months. In addition, under the employment agreements for Messrs. Ellertson and Mahan, if any payment or distribution by S1 to an executive or for his benefit (including accelerated vesting of stock options) would constitute an excess parachute payment under the Internal Revenue Code, as amended, S1 will make a “gross-up” payment, in an amount, after taxes, sufficient to pay the excise tax that is imposed on excess parachute payments so that, after paying the excise tax, the executive would receive a net after-tax amount that is the same as the amount they would have received if no excise tax had been imposed. Under each of the employment agreements, however, no such “gross-up” payment would be made if the net after-tax benefit to the executive would be at least $100,000 more than the maximum after-tax amount the executive could have received without incurring the excise tax (in which case, the payments and distributions to the executive would be capped at such maximum amount) and that the aggregate amount of “gross-up” payments that will be paid by S1 for all employees who have employment agreements, including the executives, would not exceed $10,000,000. If the executive terminates his employment for “good reason” (as defined in the agreements), he would be entitled to the same compensation and benefits as if S1 had terminated his employment without cause. If the employment of the executive terminates because of his death or disability, S1 would pay him, or his beneficiaries, his base salary due through the date of termination, plus a pro rata portion of his annual bonus, as described above.
      Under the employment agreements, if the employment of the executive is terminated by S1 without “cause” or by him for “good reason” (as defined in the agreements) after a change in control of S1, options held by that person would be 100% vested and exercisable. For Messrs. Ellertson and Mahan, upon the occurrence of a change in control of S1 (without regard to whether the employment of the executive is terminated), the vesting schedule under options held by them would be changed so that two-thirds of the shares as to which the options have not vested before the change in control would vest on a monthly basis over the remaining vesting period set out in the option agreements, and the remaining unvested shares would continue to vest on the original schedule.
      Under the confidentiality, non-disclosure and non-competition agreements, the executives agreed that they would not reveal to anyone any of the trade secrets or proprietary or confidential information of S1 or its subsidiaries and that they would not make use of such information otherwise than for the benefit of S1. Each of the executives also agreed that, while employed by S1 and for a period of 24 months after termination of his employment for any reason other than because of non-renewal of his employment agreement by S1, he would not do any of the following: (1) engage in any business activity that competes with S1; (2) solicit, recruit or hire any S1 employee to work for a third party; and (3) solicit or induce any customer of S1 to become a customer of any competing person or entity or to cease doing business with S1.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      S1’s executive compensation policies are designed to provide competitive levels of compensation, to assist S1 in attracting and retaining qualified executives and to encourage superior performance. In determining levels of executive officers’ overall compensation, the qualifications and experience of the persons concerned, the size of the company and the complexity of its operation, the financial condition, including revenues, the compensation paid to other persons employed by the company and the compensation paid to persons having similar duties and responsibilities in the technology industry were considered. Compensation paid to our executive officers in 2004 consisted of the following components: base salary, bonuses, long-term incentives (awards of stock options) and participation in S1’s other employee benefit plans. While each of these components has a separate purpose and may have a different relative value to the total, a significant portion of the total compensation package for 2004 for the executive officers was highly dependent on the public market value of S1’s common stock and total return to stockholders. Our executive officers have significant equity interests in S1’s success by virtue of stock-based compensation.
      Base Salary. Base salary is intended to signal the internal value of the position. In establishing the 2004 salary for each executive officer, the officer’s responsibilities, qualifications and experience were considered.
      Long-Term Incentive Compensation. S1 uses stock options to provide long-term incentive compensation. The compensation committee endorses the position that stock ownership by management is beneficial in aligning management’s and stockholders’ interests in the enhancement of stockholder value. The purpose of stock option awards is to provide an opportunity for the recipients to acquire or increase a proprietary interest in S1, thereby creating a stronger incentive to expend maximum effort for the long-term growth and success of S1 and encouraging recipients to remain in the employ of S1. Officers and other full-time employees of S1 and its subsidiaries are eligible for grants under our 2003 Stock Incentive Plan. Stock options are normally granted each year with the size of the grants generally tied to and weighted approximately equally based on an officer’s responsibility level and performance. During 2004, stock options to purchase 428,000 shares of common stock were granted to our named executive officers.
      Other. In addition to the compensation paid to executive officers described above, executive officers along with and on the same terms as other employees, receive certain benefits such as life and health insurance and participation in S1’s 401(k) Plan.
      CEO Compensation. The compensation for the Chief Executive Officer has been primarily cash compensation in the form of a base salary and a bonus and stock-based compensation in the form of stock options. The Chief Executive Officer’s compensation is based primarily upon the Chief Executive Officer’s experience, responsibilities, demonstrated leadership ability, overall effectiveness and competitive compensation information. Mr. Ellertson was paid a base salary of $570,000 for fiscal 2004. Additionally, he was paid $355,460 in fiscal year 2005 as a bonus for 2004 performance in connection with the attainment of certain S1 performance targets that were previously agreed upon by Mr. Ellertson and S1. Under his employment agreement, S1 provides Mr. Ellertson with a membership to a country club. S1 pays approximately $6,000 per year for this membership. In 2004, S1 paid an initiation fee of $60,000 on Mr. Ellertson’s behalf. Mr. Ellertson was awarded stock options in 2004 to purchase 239,000 shares of common stock.

      Internal Revenue Code Section 162(m). In 1993, the Internal Revenue Code of 1986, as amended, was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (section 162(m) of the Code), unless, among other things, the compensation meets the requirements for performance-based compensation. S1 did not take this limitation into account prior to fiscal 1999 in structuring most of its equity compensation programs and in determining executive compensation. The compensation committee considered the deductibility limit for compensation when awarding equity-based compensation beginning in fiscal 1999. Our Amended and Restated 1995 Stock Option Plan contains provisions to allow option grants to qualify for an exemption from that limit.

Compensation Committee
M. Douglas Ivester (Chairman)
David C. Hodgson
Gregory J. Owens

PERFORMANCE OF OUR COMMON STOCK
      The following table sets forth comparative information regarding the cumulative stockholder return on our common stock since December 31, 2000. Since November 10, 1999, our name has been S1 Corporation. Total stockholder return is measured by dividing cumulative dividends for the measurement period (assuming dividend reinvestment) plus share price change for the period by the share price at the beginning of the measurement period. Neither S1 nor Security First Network Bank has paid dividends on its common stock from the date of the initial public offering of Security First Network Bank, May 26, 1996, to December 31, 2004. Our cumulative stockholder return over this period is based on an investment of $100 on December 31, 2000 and is compared to the cumulative total return of the Interactive Week Internet Index and the Nasdaq Composite Index.
Comparison of Cumulative Total Return Among
S1, Interactive Week Internet Index and Nasdaq Composite Index
from December 31, 2000 to December 31, 2004

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

S1 Corporation	100	308	85	154	172

Interactive Week Internet Index	100	53	30	52	63

NASDAQ Composite Index	100	79	54	80	87

TRANSACTIONS WITH MANAGEMENT
      As of December 31, 2004, S1 owned approximately 27% of Yodlee, Inc.’s outstanding common and preferred shares. In 2004, we invested an additional $1.5 million in Yodlee. The chairman of our board of directors is also a director of Yodlee. S1 entered into a sales representation agreement and a data center agreement with Yodlee in 2001. Under the terms of the sales representation agreement, as amended, S1 is a non-exclusive reseller of Yodlee’s aggregation service. In connection with this arrangement, S1 made a nonrefundable prepayment of $10.0 million to Yodlee. The agreement expires in July 2005, or at such earlier time that S1 recoups a total of $10.0 million from S1’s customers and Yodlee for aggregation services, if at all. Through December 31, 2004, S1 had recouped approximately $2.9 million from S1’s customers and Yodlee under this agreement. Under the data center agreement, S1 agreed to provide Yodlee with certain data center services for a fee. During 2003 and 2004, S1 provided data center services in the amounts of $0.5 million and $0.4 million, respectively, for Yodlee under this agreement. The data center agreement renews annually in January. At December 31, 2003 and 2004, S1 had receivables from Yodlee of $0.1 million and $0.1 million, respectively, for services performed under this agreement.
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership of our equity securities and to file subsequent reports when there are changes in their ownership. Based on a review of reports submitted to us, we believe that during the fiscal years ended December 31, 2003 and 2004, all Section 16(a) filing requirements applicable to our directors, officers and more than 10% owners were complied with on a timely basis.
AUDIT COMMITTEE REPORT
      In 2004, the Audit Committee of S1’s board of directors had four members, Messrs. Hodgson (Chairman), Ivester, Runnion and Speigel. Currently, the Audit Committee has three members, Messers. Hodgson (Chairman), Speigel and Ivester. As of the date of this proxy statement, each of the committee members is an “independent director” under the Nasdaq Stock Market rules. The committee’s responsibilities are described in a written charter that was adopted by S1’s board of directors. Upon the expiration of Mr. Hodgson’s term, Mr. Speigel is expected to serve as the chairman of the Audit Committee. Additionally, upon his election as a director, it is anticipated that Mr. Gupta will be appointed as a member of the Audit Committee.
      Management has primary responsibility for the company’s financial statements and the overall reporting process, including the company’s system of internal controls. The independent auditors audit the annual financial statement prepared by management, express an opinion as to whether those financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the company in conformity with accounting principles generally accepted in the United States of America and discuss with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us. We oversee these processes, although we must rely on the information provided to us and on the representations made by management and the independent auditors.
      The Audit Committee reviewed and discussed S1’s audited financial statements for the fiscal year ended December 31, 2004 with S1’s management. The committee discussed with PricewaterhouseCoopers LLP, S1’s independent auditors, the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees. The committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP. Based on the review and discussions described in this paragraph, the committee recommended to the board of directors the inclusion of S1’s audited financial statements for the year ended December 31, 2004 in S1’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Audit Committee
David C. Hodgson (Chairman)
M. Douglas Ivester
John W. Speigel

S1’S INDEPENDENT AUDITORS
      Our board of directors appointed PricewaterhouseCoopers LLP as S1’s independent auditors for the year ending December 31, 2005.
      Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees
      The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of S1’s annual financial statements for the fiscal years ended December 31, 2003 and 2004 and the reviews of the financial statements included in S1’s quarterly reports on Form 10-Q and services provided for statutory and regulatory filings for those fiscal year were as follows:

	For the Fiscal Year Ended
	December 31,

	2003	2004

Aggregate fees incurred for review and audit services for the fiscal year	$752,200	$2,521,600
Fees billed during the fiscal year	$576,200	$903,600

Audit-Related Fees
      The aggregate fees billed for audit-related services were $10,000 for the fiscal year ended December 31, 2003 for the audit of our employee benefit plan. There we no audit-related services billed for the fiscal year ended December 31, 2004.

Tax Fees
      The aggregate fees billed by PricewaterhouseCoopers LLP for professional services related to tax fees for S1 and its subsidiaries for the fiscal years ended December 31, 2003 and 2004 were $443,300 and $627,900, respectively.

All Other Fees
      There were $2,000 and $4,500 for software maintenance fees billed by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2003 and 2004. There were no other fees billed by PricewaterhouseCoopers LLP for professional services related to Other Fees for S1 for the fiscal years ended December 31, 2003 and 2004.
      In considering the nature of the services provided by PricewaterhouseCoopers LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and S1 management to determine that they are permitted under the rules and regulations concerning auditor independence implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy
      The services performed by the independent auditor in 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee at its October 2002 meeting. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent auditor may perform. The policy requires that prior to the beginning of each fiscal year, a description of the services (the “Service List”) expected to be performed by the independent auditor in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.
      Services provided by the independent auditor during the following year that are included in the Service List were pre-approved following the policies and procedures of the Audit Committee.
      Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.
      In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting S1 to receive immediate assistance from the independent auditor when time is of the essence.
      Each quarter, the Audit Committee will review the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.
      The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:

1. The service is not an audit, review or other attest service;

2. The aggregate amount of all such services provided under this provision does not exceed the amount of $20,000 in a given fiscal year;

3. Such services were not recognized at the time of the engagement to be non-audit services;

4. Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and

5. The service and fee are specifically disclosed in the Proxy Statement as meeting the de minimis requirements.
PROPOSAL 2 — APPROVAL OF THE AMENDMENT TO
THE S1 CORPORATION 2003 STOCK INCENTIVE PLAN
      The S1 Corporation 2003 Stock Incentive Plan (the “Plan”) currently authorizes the issuance of a total of 7,657,517 shares of common stock, par value $.01 per share, pursuant to the Plan. The board of directors approved an amendment to the Plan at a meeting held on April 5, 2005 to increase the number of shares of common stock that may be issued pursuant to the Plan to 11,657,517 shares. At this meeting, the board of directors directed that the amendment to the Plan be submitted to the stockholders for approval.
      With the inception of the Plan in 2003, S1 suspended issuance of stock options from prior stock option plans. At the time of approval of the Plan, prior stock option plans had outstanding option grants of approximately 14,700,000 shares. Since the suspension of the prior stock option plans, approximately 4,000,000 option grants issued under these plans have been canceled, primarily related to employee turnover. As replacement employees are hired and granted options under the Plan, the cancelled options from the prior stock option plans are not available to offset these new grants. As a result, the Company is seeking approval to increase the number of shares available under the Plan by 4,000,000 to replenish the options available for future grant.

      The purpose of the Plan is to encourage employee participation in the ownership and economic progress of our company. The board of directors believes that it is important to increase the number of shares available under the Plan in order to maintain and improve our ability to attract and retain key personnel, and to serve as an incentive to such personnel to make extra efforts to contribute to the success of our operations. Because the participation in the Plan is subject to the discretion of each eligible employee, the benefits or amounts that will be received by any participant or groups of participants if the amendment is approved are not currently determinable. On the Record Date, there were eight executive officers and directors and approximately 300 employees of our company who were eligible to participate in the Plan. As of April 4, 2005, the closing price of our common stock was $6.75 per share.
      The following is a summary description of the Plan, which was originally approved by our stockholders on May 22, 2003. This summary is qualified in its entirety by the detailed provisions of the Plan. The 2003 Stock Incentive Plan is attached as Appendix A to this proxy statement and Section 4 has been updated to reflect the proposed amendment.
      The proposed amendment to the 2003 Stock Incentive Plan must be approved by a majority of the total votes cast on the proposal.
Description of the 2003 Stock Incentive Plan
      Purpose. The purpose of the Plan is to attract, motivate and retain qualified officers, directors and other employees and to motivate such persons to the serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company.
      General. The Plan provides for the granting of stock options, restricted stock, stock appreciation rights, performance awards and other incentive awards (collectively, “Awards”).
      Participation. All directors, executive officers and employees of the Company and its subsidiaries are eligible to participate in the Plan at the discretion of the board.
      Shares Available Under the Plan. Currently, 7,657,517 shares of common stock are authorized for issuance under the Plan. If the proposal to amend the Plan to increase the number of shares of common stock that may be issued pursuant to the Plan is approved by the requisite vote of stockholders, 11,657,517 shares will be authorized for issuance under the Plan. Shares issued pursuant to the Plan may be authorized but unissued shares of common stock or treasury shares. To the extent that any Award based on common stock expires or terminates without having been exercised in full or is forfeited, the shares of common stock subject to that Award will be available for other Awards. The maximum number of shares of common stock subject to options that can be awarded under the Plan to any person is 2,000,000 per year and the maximum number of shares that can be awarded under the Plan to any person, other than pursuant to an option, is 1,000,000 per year.
      Plan Administration. The Plan will be administered by the board or a committee appointed by the board. Subject to certain exceptions, the Plan requires that the membership of any committee appointed by the board to administer the Plan meet the requirements for exempting transactions involving Awards from the short-swing profit recovery rules under the Securities Exchange Act of 1934, and the requirements for exempting Awards from the limits on tax deductions imposed by Internal Revenue Code (the “Code”) Section 162(m). Among other things, the board will have the authority, subject to the terms of the Plan, to (i) select grantees, (ii) determine the type or types of Awards to be made to a grantee, (iii) determine the number of shares of common stock to be subject to an Award; (iv) determine the terms and conditions of each Award (including, but not limited to, the exercise price of an option and the nature or duration of any restriction or condition relating to the vesting, exercise or forfeiture of an Award) and (v) determine the other terms and conditions of Awards. All determinations and interpretations made by the board with respect to the Plan will be final and binding on the Company and participants.
      Award Document. Each grant of an award will be evidenced by an award agreement issued by the Company. In addition to the terms and conditions defined in the Plan, such agreements may contain such other terms and conditions, not inconsistent with the Plan, as the board will prescribe. Such additional terms may vary among award agreements.
      Options. The Plan provided both for incentive stock options (“Incentive Options”) specifically tailored to the provisions of the Code and for options not qualifying as Incentive Options (“Non-Qualified Options”), each of which may be granted in conjunction with other Awards. Incentive Options and Non-Qualified Options are sometimes referred to herein collectively as Options. The Plan provides that the per-share exercise price cannot be less than 100% of the fair market value of a share of the common stock on the grant date; provided, however, that in the event that a grantee is a ten percent stockholder, the option price of an option granted to such grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the fair market value of a share of common stock on the grant date. Payment of the option price may be made in cash, through the exchange of common stock held by the grantee for more than six months, or through a broker-assisted exercise. The board determines when and in what manner an option may be exercised and establishes its maximum term, which will generally be 10 years after the grant date. Except to the extent permitted by specific terms of any Non-Qualified Option, no option will be assignable or transferable except by will, the laws of descent and distribution, or, in the discretion of the board.
      Restricted Stock. The Plan allows the board to make awards in the form of restricted stock. Awards of restricted stock may be made subject to forfeiture upon termination of employment, if the Company or the grantee fails to meet specified performance goals or upon failure to satisfy such other conditions as the board may specify. The grantee of an Award of restricted stock has the right to vote the restricted stock, and to receive dividends and other distributions on the restricted stock, although dividends in the form of common stock and other non-cash dividends and distribution will also be restricted. The board may specify the price, if any, to be paid by the grantee for restricted stock, except that the grantee must pay at least the aggregate par value of the shares represented by such restricted stock. Payment of the price may be made in cash or through the exchange of common stock held by the grantee for more than six months.
      Stock Appreciation Rights. A stock appreciation right (“SAR”) may be granted alone or in conjunction with another Award. A SAR is exercisable on conditions established by the board. Upon exercise of a SAR, the grantee will receive the excess of the fair market value of a share of common stock on the date the SAR is exercised over the fair market value of a share of common stock on the date the SAR was granted.
      Performance Awards. Performance awards may be granted alone or in conjunction with other Awards. In connection with the grant of any performance award, the board will establish one or more performance goals and designate a period of up to 10 years for the measurement of attainment of the goals. Performance goals shall be established no later than 90 days after the beginning of any performance period applicable to such performance award, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).
      Other Incentive Awards. The board may grant other types of awards of common stock or awards based by reference to common stock (“Other Incentive Awards”). These awards include stock units, dividend equivalent rights and annual incentive awards. The board will determine the time of granting , the size and all other conditions of Other Incentive Awards, including any restrictions, deferral period or performance requirements.
      Amendment and Termination of the Plan. The board may amend, suspend or terminate the Plan as to any shares as to which Awards have not been granted. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the board or required by applicable law. No amendment, suspension or termination of the Plan shall, without the consent of the grantee, alter or impair rights or obligations under any Award theretofore granted under the Plan.
      Adjustments. In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reclassification, stock split or other increase or decrease in such shares affected without receipt of consideration by the Company, the number and kind of shares subject to any outstanding Award shall be adjusted proportionately by the Company.
      New Plan Benefits. Awards that will be issued under the Plan will be determined based on the board’s or the committee’s assessment of amounts required to provide appropriate compensation incentives to employees and other eligible participants. Therefore, the amount of any future awards under the Plan cannot now be determined.
Tax Matters
      Non-Qualified Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a Non-Qualified Option. Upon exercise, the participant will realize ordinary income in an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant’s exercise of the option and (b) the amount realized on such sale or exchange. Any gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year. The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the option.
      Incentive Options. No taxable income is realized by the participant upon exercise of an Incentive Option granted under the Plan, and if no disqualifying disposition of those shares is made by such participant within two years after the date of grant or within one year after the transfer of those shares to the participant, then (a) upon the sale of the shares, any amount realized in excess of the exercise price will be taxed as a long-term capital gain and any loss sustained will be taxed as a long-term capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. Upon exercise of an Incentive Option, the participant may be subject to alternative minimum tax on certain items of tax preference. If the shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon disposition of the shares) over the exercise price, and (b) the Company will be entitled to deduct such amount. Any additional gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and may not be deducted by the Company. If an Incentive Option is exercised at a time when it no longer qualifies as an Incentive Option, the option will be treated as a Non-Qualified Option.
      Restricted Stock. The grant of restricted stock will not be a taxable event if the shares are subject to substantial risk of forfeiture, unless the recipient makes a special tax election under Section 83(b) of the Code within 30 days after the grant. Upon the vesting of restricted stock (assuming no Section 83(b) election), the grantee will realize ordinary income equal to the value of the restricted stock that become vested and the Company will generally be entitled to a deduction for tax purposes in the same amount, except as limited by Section 162(m) of the Code, if the recipient’s annual compensation exceeds $1 million. If the grantee makes a Section 83(b) election, he will realize ordinary income as of the grant date in an amount equal to the value of the restricted or deferred stock, as applicable, at that time and the Company generally will be entitled to a deduction in a like amount. A grantee who makes a Section 83(b) election will not be entitled to any tax deduction if the grantee subsequently forfeits the shares.
      Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of a SAR under the Plan. Upon the exercise of a SAR, however, the participant will realize ordinary income in the amount of the value of the common stock received. Shares of common stock received upon the exercise of a SAR will, upon subsequent sale, be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR. The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the SAR. This applies to SARs that are settled in shares of common stock

      Performance Awards. The grant of a performance award will not be a taxable event if the award is subject to a substantial risk of forfeiture; the recipient may make a special tax election under Section 83(b) of the Code within 30 days after the vesting of the performance award. Upon the distribution of the performance award (assuming no Section 83(b) election), the grantee will realize ordinary income equal to the value of the performance award that was distributed and we will generally be entitled to a deduction for tax purposes in the same amount, except as limited by Section 162(m) of the Code, if the recipient’s annual compensation exceeds $1 million. If the grantee makes a Section 83(b) election, the recipient will realize ordinary income as of the vesting date in an amount equal to the value of the performance award at that time and the Company generally will be entitled to a deduction in a like amount. A grantee who makes a Section 83(b) election will not be entitled to any tax deduction if the grantee subsequently forfeits the award.
      Other Incentive Awards. The federal income tax consequences of Other Incentive Awards will depend on how the awards are structured. Generally, the Company will be entitled to a deduction with respect to Other Incentive Awards only to the extent that the recipient realizes compensation income in connection with such awards. It is anticipated that Other Incentive Awards will usually result in compensation income to the recipient in some amount. However, some forms of Other Incentive Awards may not result in any compensation income to the recipient or any income tax deduction for the Company.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2003 STOCK INCENTIVE PLAN.
      The following table sets forth aggregate information with respect to the equity compensation plans approved and not approved by our security holders.

	Number of Securities to		Number of Securities Remaining
	Be Issued Upon	Weighted-Average	Available for Future Issuance
	Exercise of Outstanding	Exercise Price of	Under Equity Compensation
	Options, Warrants and	Outstanding Options,	Plans (Excluding Securities
	Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders(1)	4,505,615	$6.09	3,018,242
Equity compensation plans not approved by shareholders(2)	10,038,064	13.28	—

Total	14,543,679	$11.05	3,018,242

(1)	2003 Stock Incentive Plan approved at the 2003 Annual Meeting of Shareholders held on May 22, 2003.

(2)	Includes 1995 Stock Option Plan, 1997 Stock Option Plan, 1998 Directors’ Stock Option Plan and stock options converted into S1 options in connection with business combinations.
DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR INCLUSION IN PROXY STATEMENT
      Any proposal which an S1 stockholder wishes to have included in our proxy statement and form of proxy for our 2006 annual meeting of stockholders under Rule 14a-8 of the Securities and Exchange Commission must be received by our Secretary at 3500 Lenox Road, NE, Suite 200, Atlanta, Georgia 30326 by December 13, 2005. Any other proposal for consideration by stockholders at our 2006 annual meeting of stockholders must be delivered to, or mailed to and received by our Secretary not less than 30 days and not more than 90 days prior to the date of the meeting if we give at least 45 days’ notice or prior public disclosure of the date of the meeting. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and form of proxy for the annual meeting any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time.

OTHER MATTERS
      As of the date of this proxy statement, the board of directors does not know of any other matters to be presented for action by the stockholders at the annual meeting. If any other matters not now known properly come before the meeting, the persons named in the accompanying proxy will vote your proxy in accordance with the determination of a majority of our board of directors.

By order of the Board of Directors

JAMES S. MAHAN, III
Chairman of the Board
Atlanta, Georgia
April 12, 2005

APPENDIX A

S1 CORPORATION
2003 STOCK INCENTIVE PLAN

A-i

A-ii

S1 CORPORATION
2003 STOCK INCENTIVE PLAN
      S1 Corporation (the “Company”), sets forth herein the terms of its 2003 Stock Incentive Plan (the “Plan”), as follows:
1.     Purpose
      The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors and other employees, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.
2.     Definitions
      For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
      2.1     “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
      2.2     “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).
      2.3     “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Stock Unit or Dividend Equivalent Rights under the Plan.
      2.4     “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
      2.5     “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.
      2.6     “Board” means the Board of Directors of the Company.
      2.7     “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.
      2.8     “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
      2.9     “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.
      2.10     “Company” means S1 Corporation.
      2.11     “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.
      2.12     “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.
      2.13     “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
      2.14     “Dividend Equivalent” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
      2.15     “Effective Date” means April 8, 2003, the date the Plan is approved by the Board.
      2.16     “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
      2.17     “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.
      2.18     “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.
      2.19     “Grant Date” means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.
      2.20     “Grantee” means a person who receives or holds an Award under the Plan.
      2.21      “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
      2.22     “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
      2.23     “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

      2.24     “Option Price” means the purchase price for each share of Stock subject to an Option.
      2.25      “Other Agreement” shall have the meaning set forth in Section 15 hereof.
      2.26      “Outside Director” means a member of the Board who is not an officer or employee of the Company.
      2.27     “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.
      2.28     “Plan” means this S1 Corporation 2003 Stock Incentive Plan.
      2.29     “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.
      2.30     “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.
      2.31     “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.
      2.32     “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.
      2.33     “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
      2.34     “Service” means service as a Service Provider. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.
      2.35     “Service Provider” means an employee, officer or director of the Company or an Affiliate.
      2.36     “Stock” means the common stock, par value $.01 per share, of the Company.
      2.37      “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 10 hereof.
      2.38     “Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.
      2.39     “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
      2.40     “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.
      2.41     “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
3.     Administration of the Plan

3.1 Board
      The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws, as may be amended from time to time, and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and bylaws, as may be amended from time to time, and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive.

3.2 Committee.
      The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and bylaws of the Company, as may be amended from time to time, and applicable law.

(i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.
In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or to any executive officer of the Company, provided that any such authority delegated to an executive officer of the Company shall not apply with respect to such person or any other Director or executive officer of the Company.

3.3 Terms of Awards.
      Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award,

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

      As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

3.4 Deferral Arrangement.
      The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5 No Liability.
      No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4. Stock Subject to the Plan
      Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 7,657,517 shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

5.	Effective Date, Duration and Amendments
     5.1     Effective Date.
      The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

     5.2     Term.
      The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.
     5.3.     Amendment and Termination of the Plan
      The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board or required by applicable law. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.	Award Eligibility and Limitations

6.1	Company or Subsidiary Employees; Service Providers; Other Persons
      Subject to this Section 6, Awards may be made under the Plan to any Service Provider.
     6.2     Successive Awards.
      An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3	Limitation on Shares of Stock Subject to Awards and Cash Awards.
      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is 2,000,000 per year; and

(ii) the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is 1,000,000 per year.
      The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

6.4	Limitations on Incentive Stock Options.
      An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

6.5	Stand-Alone, Additional, Tandem, and Substitute Awards
      Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Stock Units or Restricted Stock), or in which the Option Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an Option Price “discounted” by the amount of the cash compensation surrendered). Notwithstanding anything in Section 8.1 below to the contrary, any Awards granted under this Section 6.5 that are in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate, may be grated at such value or price, as the case may be, as the Board or the Committee may reasonably determine.
7.     Award Agreement
      Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.
8.     Terms and Conditions of Options

8.1	Option Price
      The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
     8.2     Vesting.
      Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.
     8.3     Term.
      Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.
     8.4     Termination of Service.
      Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
     8.5     Limitations on Exercise of Option.
      Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.
     8.6     Method of Exercise.
      An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.
     8.7     Rights of Holders of Options
      Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
     8.8     Delivery of Stock Certificates.
      Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.
9.     Transferability of Options
     9.1     Transferability of Options
      Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
     9.2     Family Transfers.
      If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
10.     Stock Appreciation Rights
      The Board is authorized to grant Stock Appreciation Rights (“SARs”) to Grantees on the following terms and conditions:
     10.1     Right to Payment.
      A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for an SAR shall specify the grant price of the SAR, which may be fixed at the Fair Market Value of a share of Stock on the date of grant or may vary in accordance with a predetermined formula while the SAR is outstanding.
     10.2     Other Terms.
      The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.
     10.3     Creditor’s Rights.
      A holder of SARs shall have no rights other than those of a general creditor of the Company. SARs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
11.     Restricted Stock and Stock Units
     11.1     Grant of Restricted Stock or Stock Units.
      The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Board may determine. Awards of Restricted Stock may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).
     11.2     Restrictions.
      At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

     11.3     Restricted Stock Certificates.
      The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
     11.4.     Rights of Holders of Restricted Stock.
      Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.
     11.5.     Rights of Holders of Stock Units.
     11.5.1.     Voting and Dividend Rights.
      Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.
     11.5.2.     Creditor’s Rights.
      A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
     11.6.     Termination of Service.
      Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.
     11.7.     Purchase of Restricted Stock.
      The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

     11.8.     Delivery of Stock.
      Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

12.	Form of Payment for Options and Restricted Stock
     12.1.     General Rule.
      Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.
     12.2.     Surrender of Stock.
      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise.
     12.3.     Cashless Exercise.
      To the extent permitted by law, with respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.
     12.4.     Other Forms of Payment.
      To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.
13.     Dividend Equivalent Rights
     13.1.     Dividend Equivalent Rights.
      A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     13.2.     Termination of Service.
      Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.
14.     Performance and Annual Incentive Awards
     14.1.     Performance Conditions
      The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 14.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.
     14.2.     Performance or Annual Incentive Awards Granted to Designated Covered Employees
      If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.2.
     14.2.1.     Performance Goals Generally.
      The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.
     14.2.2.     Business Criteria.
      One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders’ equity; (15) revenue; (16) return on assets; (17) economic value added (EVA); and (18) cash flow. The Committee may, at its discretion, measure performance on either an absolute or relative basis with respect to all the measures specified.

     14.2.3.     Timing For Establishing Performance Goals.
      Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).
     14.2.4.     Performance or Annual Incentive Award Pool.
      The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

14.2.5.	Settlement of Performance or Annual Incentive Awards; Other Terms.
      Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.
     14.3.     Written Determinations.
      All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

14.4.	Status of Section 14.2 Awards Under Code Section 162(m)
      It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 14.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
15.     Parachute Limitations
      Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.
16.     Requirements of Law
     16.1.     General.
      The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
     16.2.     Rule 16b-3.
      During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of

Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
17.     Effect of Changes in Capitalization
     17.1.     Changes in Stock.
      If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.
      Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.
     17.3.     Corporate Transaction.
      Subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4:

(i) upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock shall be deemed to have lapsed, immediately prior to the occurrence of such Corporate Transaction, and

(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.
      With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs and Restricted Stock theretofore granted, or for the substitution for such Options, SARs and Restricted Stock for new common stock options and stock appreciation rights and new common stock restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.
     17.4.     Adjustments.
      Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.

17.5. No Limitations on Company.
      The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
18.     General Provisions

18.1. Disclaimer of Rights
      No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the

Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2. Nonexclusivity of the Plan
      Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3. Withholding Taxes
      The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4. Captions
      The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5. Other Provisions
      Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.6. Number And Gender
      With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7. Severability
      If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8. Governing Law
      The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
* * *
      To record adoption of the Plan by the Board as of April 8, 2003, and approval of the Plan by the stockholders on May 23, 2003, the Company has caused its authorized officer to execute the Plan.

S1 Corporation

/s/ Matthew Hale

By: Matthew Hale
Title: Chief Financial Officer

4.	Stock Subject to the Plan
      Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 11,657,517 shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the Withholding obligation of any Grantee with respect to an Option, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, only the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

APPENDIX C
S1 Corporation
Audit Committee Charter
      Subject to annual appointment by the Board of Directors, the Audit Committee shall have the responsibility, authority and specific duties described below.
I.     Purpose
      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the Company’s accounting and financial reporting processes generally. The Audit Committee is the Board’s principal agent in assuring the independence of the Company’s independent accountants, the integrity of management and the adequacy of disclosures to stockholders. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.
II.     Composition
      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors within the meaning of Rule 4200(a)(14) of the Nasdaq Stock Market, Inc., as may be modified or supplemented, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. One of the members shall be appointed Committee Chairman by the other members of the Committee. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. Examples of relationships which would not be considered independent include:

•	A director being employed by the Company or any of its affiliates for the current year or any of the past three years.

•	A director accepting any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

•	A director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

•	A director being a partner in, a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) in any of the past three years that exceed the greater of 5% of the receiving organization’s consolidated gross revenues for that year or $200,000.

•	A director being employed as an executive officer of another entity where any of the Company’s executives serve on that entity’s compensation committee.

      All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, a chief financial officer or other senior officer with financial oversight responsibility. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.
III.     Authority
      The Audit Committee is granted the authority to investigate any matter or activity involving financial accounting, reporting and controls of the Company, and all employees shall be directed to cooperate with respect thereto as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.
      The Audit Committee shall receive appropriate funding, as determined by the Committee, in its capacity as a committee of the board of directors, for payment of:

i.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer;

ii.	Compensation to any advisers employed by the audit committee.

iii.	Ordinary administrative expenses of the audit committee which are necessary or appropriate in carrying out its duties.
IV.     Meetings
      The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. Members of the Audit Committee will strive to be present at all meetings. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least the Chairman should meet with the independent accountants and management quarterly to review the Company’s financials.
V.     Responsibilities and Duties
      To fulfill its responsibilities and duties the Audit Committee shall:

Documents/ Reports Review
      1. Review and reassess the adequacy of this Charter periodically, at least annually, as conditions dictate.
      2. Review and discuss the Company’s annual audited financial statements with management. Review any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. This review should include significant transactions that are not a normal part of the Company’s operations, changes, if any, in the Company’s accounting principles or their application and significant adjustments proposed by the independent accountants.
      3. Review with financial management and the independent accountants the 10-K and 10-Q prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

      4. On the basis of the review and discussions referred to in the first sentence of Item 2 above and the second and third sentences of Item 8 below, make a recommendation to the Board as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.
      5. Approve a report to be included in the Company’s proxy statement for its annual meeting of stockholders that describes the Audit Committee’s composition and responsibilities, the independence of the members of the Committee and other matters required to be addressed by applicable regulations.
      6. Ensure receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and the Committee’s responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.
      7. Oversee the accounting and financial reporting processes of the issuer and the audits of the financial statements of the issuer.

Independent Accountants
      1. The Committee, in its capacity as a committee of the board of directors, must be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer, and each such registered public accounting firm must report directly to the audit committee.
      2. On an annual basis, in order to determine the accountants’ independence, review and discuss with the independent accountants the independent accountants’ independence and the matters required to be discussed by Statement of Accounting Standards 61, Independence Discussions with Audit Committees, as may be modified or supplemented. Receive the formal written disclosures and the letter from the independent accountants delineating all relationships between the independent accountants and the Company required by Independence Standards Board Standard No. 1, Communication With Audit Committees, as may be modified or supplemented. Actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.
      3. Hold the outside accountants’ ultimately accountable to the Board and Audit Committee, as representatives of the Company’s stockholders. The Committee shall have ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent accountants.
      4. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.
      5. Review the scope and general extent of the independent accountants’ audit examination. The review should entail an understanding of the factors considered by the accountants in determining the audit scope including risk characteristics of the Company and external reporting requirements.

Financial Reporting Processes
      1. In consultation with the independent accountants and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external.
      2. Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied to its financial reporting.

      3. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement
      1. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.
      2. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
      3. Review any significant disagreements between management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.
      4. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
      1. Establish, review and update periodically, a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.
      2. Review management’s monitoring of the Company’s compliance with the Company’s Code of Ethical Conduct, and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy applicable legal requirements.
      3. Review the activities, organizational structure, and qualifications of the internal audit department.
      4. Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.
      5. Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.
      6. Establish procedures for: a) the receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and b) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.
      7. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

REVOCABLE PROXY
S1 CORPORATION
Annual Meeting of Stockholders
This Proxy is solicited on behalf of the Board of Directors
      The undersigned stockholder of S1 Corporation hereby appoints Richard P. Dobb or Matthew Hale, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the annual meeting of stockholders to be held at 8:00 a.m., local time, on Thursday, May 12, 2005 at 3500 Lenox Road NE, Sixth Floor, Atlanta, Georgia 30326, and at any adjournments of the meeting, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies for the annual meeting that were given before this proxy.
      This proxy will be voted as directed by the undersigned stockholder.
      Unless contrary direction is given, this proxy will be voted for the election of the nominees listed in Proposal 1 and for the approval of the amendment to the 2003 Stock Incentive Plan set forth in Proposal 2 and in accordance with the determination of our board of directors as to any other matters. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering either a written notice of revocation for a proxy card that you previously submitted or a properly executed proxy card bearing a later date to Matthew Hale, our Chief Financial Officer, by re-voting by telephone or on the Internet, or by attending the annual meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement.
      If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.
(Continued and to be dated and signed on the reverse side)
PROXY VOTING INSTRUCTIONS
TO VOTE BY MAIL
      Please date, sign and mail your proxy card in the envelope provided as soon as possible.
TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
      Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.
TO VOTE BY INTERNET
      Please access the web page at “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.
YOUR CONTROL NUMBER IS                     .
Please Detach and Mail in the Envelope Provided.
☑     Please mark your votes as in this example.

1.	To elect two directors for a three-year term expiring in 2008 (Proposal 1). The nominees are:

Ram Gupta
Gregory J. Owens

FOR ALL	☐
WITHHOLD AUTHORITY TO VOTE FOR NOMINEE(S) LISTED BELOW	☐
      Vote withheld from the following nominee(s):

2.	To approve the amendment to the 2003 Stock Incentive Plan (Proposal 2).
☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

3.	The proxies are authorized to vote on any other business that properly comes before the annual meeting or any adjournments of the meeting, in accordance with the determination of our board of directors.

Date:

Signature(s) of Stockholder or Authorized Representative

NOTE: Please date and sign exactly as your name appears on this proxy card. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.